Novation Agreement

This Novation Agreement is dated December 17,  2014

(1)HSBC Bank USA, National Association, London Branch a national banking association organised under the laws of the United States of America (registered number 20-1177241) whose registered office is at 1800 Tysons Boulevard, Suite 50, McLean Virginia 22102, United States, acting through its London Branch whose principal place of business is at 8 Canada Square, London E14 5HQ, United Kingdom (the “Outgoing Party”)

(2)HSBC Bank plc, 8 Canada Square, London E14 5HQ, United Kingdom (the “Incoming Party”)

(3)ETF Securities USA LLC, a limited liability corporation formed in Delaware, whose principal place of business is at c/o ETF Securities (UK) Limited, 3 Lombard Street, London EC3V 9AA (the “Sponsor”)

(4)The Bank of New York Mellon, 2 Hanson Place, Brooklyn, New York 11217 (the “Trustee”)

(each a “Party” or collectively referred to as the “Parties”)

Recitals:

(A)The Outgoing Party, the Sponsor and the Trustee are parties to (i) an Allocated Account Agreement dated July 20, 2009 (the “Allocated Account Agreement”) and (ii) an Unallocated Account Agreement dated July 20, 2009 (the “Unallocated Account Agreement”, the Allocated Account Agreement and the Unallocated Account Agreement together, the “Contracts”).  The Contracts relate to the custody of silver bullion held by the Outgoing Party on behalf of the ETFS Silver Trust (the “Trust”) established pursuant to the Depository Trust Agreement dated as of July 20, 2009 between the Sponsor, as sponsor, and the Trustee, as trustee (the “Trust Agreement”).  In this Agreement the expression “Continuing Parties” means the Sponsor and the Trustee.

(B)As part of the transfer by the Outgoing Party to the Incoming Party of the Outgoing Party’s Precious Metals Custody and Clearing business, operated through the Outgoing Party’s London-based branch, in an effort to promote operating efficiency, the Outgoing Party has transferred its business to the Incoming Party.  As part of the business transfer, the Outgoing Party wishes to transfer by novation to the Incoming Party, and the Incoming Party wishes to accept the transfer by novation of, all the rights, obligations, duties and liabilities of the Outgoing Party under and in respect of the Contracts to the Incoming Party with the effect that the Continuing Parties and the Incoming Party enter into new Contracts between them having identical terms to those of each old Contract.

AGREED TERMS

1.NOVATION

1.1

The novation of the Contracts pursuant to this Novation Agreement shall be effective as of December 22, 2014 (the “Effective Date”).  From and including such Effective Date, the Outgoing Party shall transfer all its rights and obligations under the Contracts to the Incoming Party.

1.2

The Incoming Party shall enjoy all rights and benefits of the Outgoing Party under the Contracts, and all references to the Outgoing Party in the Contracts shall be read and construed as references to the Incoming Party.

1.3	The Incoming Party agrees to perform the Contracts and be bound by their terms in every way as if it were the original party to the Contracts in place of the Outgoing Party.

1.4	The Continuing Parties agree to perform the Contracts and be bound by their terms in every way as if the Incoming Party were the original party to the Contracts in place of the Outgoing Party.

2.RELEASE OF OBLIGATIONS AND LIABILITIES

1.1

In consideration of the mutual representations and releases of the Outgoing Party and the Continuing Parties herein and the mutual obligations assumed herein by the Continuing Parties and the Incoming Party and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the Parties), the Outgoing Party, the Incoming Party and the Continuing Parties hereby agree in respect of each of the Contracts that, with effect from and including the Effective Date:

(i)

the Outgoing Party and Continuing Parties are each released and discharged from further obligations to each other with respect to the Contracts, and their respective rights against each other thereunder are cancelled, provided that such release and discharge shall not affect any rights, liabilities or obligations of the Continuing Parties and Outgoing Party with respect to payments or other obligations due and payable or due to be performed on or prior to the Effective Date, and all such payments and obligations shall be paid or performed by the Continuing Parties or the Outgoing Party in accordance with the terms of the Contracts provided that, to the extent the Outgoing Party fails to make any such payment or perform any such obligation, the Incoming Party shall make such payment or perform such obligation;

(ii)

the Continuing Parties and the Incoming Party each undertake liabilities and obligations towards the other and acquire rights against each other identical in their terms to those set forth in the Contracts (for the avoidance of doubt, as if the Incoming Party were the Outgoing Party and the Sponsor and the Trustee remaining the Sponsor and the Trustee respectively, save for any rights, liabilities or obligations of the Continuing Parties or Outgoing Party with respect to payments or other obligations due and payable or due to be performed on or prior to the Effective Date); and

(iii)	the Contracts will in all other respects continue on their existing terms.

2.2As of the Effective Date, the Continuing Parties should deal only with the Incoming Party in respect of each of the Contracts; all correspondence relating to payments should be sent to the Incoming Party at the following email address uk.metals.operations@hsbc.com, and marked for the attention of Tony Dean, Manager Bullion Operations, telephone no. +44 (0) 207 991 9266.  Any queries relating to any of the Contracts should be sent to the Incoming Party at the following address: HSBC Bank Plc, 8 Canada Square, London E14 5HQ, UK marked for the attention of Don G Pearce, Client Documentation (telephone no. +44 (0) 207 992 2090).

Instructions relating to withdrawals of Bullion for the purposes of redemptions of ETFS Physical Silver Shares of the Trust should continue to be sent by fax to Tony Dean at +44 (0) 20 7992

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4489 with copies by email to uk.metals.operations@hsbc.com,  Martyn Denison, Pat Green, Tony Dean, William Wolfe and Richard Edwards at HSBC and originals are sent by post to Richard W Edwards, Senior Corporate Banking Manager, HSBC Bank PLC, London Corporate 1st Floor, 60 Queen Victoria Street, London EC4N 4TR.

If the Effective Date is deferred to another time, the Outgoing Party will give notice of the deferral and new Effective Date to the Continuing Parties (which may be in separate notices).

3.Representations and Warranties

3.1Each Party represents and warrants on the date of this Novation Agreement and as of the Effective Date that:

(i)	it has the power to enter into, and has duly authorised the execution and delivery of, this Novation Agreement.

(ii)	its obligations hereunder constitute its legal, valid and binding obligations enforceable in accordance with their terms.

(iii)

all consents, licenses, approvals and authorisations of, or registrations and declarations with, any governmental or other authority required to be obtained by it with respect to this Novation Agreement have been obtained or made and are valid and subsisting.

3.2	Each of the Outgoing Party and the Continuing Parties represents and warrants to the Incoming Party on the date of this Novation Agreement and as of the Effective Date that:

(i)	it has made no prior transfer of any of its rights, obligations, title or interest under any of the Contracts; and

(ii)	facts or circumstances which would give rise to an insolvency or bankruptcy event have not occurred in relation to such Party.

4.PUBLIC DISCLOSURE

The Outgoing Party and the Incoming Party consent to the issuance by the Trust of a press release and/or the public filing of a current report on Form 8-K or other periodic report by the Trust as well as any supplement or amendment to the Trust’s prospectus as contained in its currently effective registration statement and any amendment to such registration statement giving details of this Novation Agreement, the Incoming Party and the Effective Date, including, but not limited to, the public filing of this Novation Agreement as an exhibit thereto.

5.COSTS AND EXPENSES

5.1Each Party shall pay its own costs and expenses incurred in connection with the negotiation, preparation, execution, registration and performance of this Novation Agreement (and any documents referred to in it); provided, however, that nothing in this Novation Agreement shall be deemed to amend or alter or otherwise be in conflict with the agreed allocation of expenses as between the Sponsor and the Trustee under the Trust Agreement.

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5.2The Outgoing Party shall pay any stamp duty, and any other similar duties and taxes (if any) to which this Novation Agreement (and any documents referred to in it) or the transaction contemplated by this Novation Agreement may be subject or give rise.

6.COUNTERPARTS

This Novation Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts, each of which will be deemed an original.

7.AMENDMENTS

No amendment, modification or waiver in respect of this Novation Agreement will be effective unless in writing and executed by each of the Parties.

8.GOVERNING LAW

This Novation Agreement and any dispute or claim arising out of or in connection with it (including non-contractual disputes or claims) shall be governed by and construed in accordance with English law.

[Signature Page Follows]

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IN WITNESS WHEREOF the Parties have executed this Novation Agreement on the respective dates specified below with effect from the date specified on the first page of this Novation Agreement.

For and on behalf of

HSBC Bank USA, National Association, London Branch

By:  /s/Don G. Pearce…………...……..

Name: Don G. Pearce………………….

Title: Authorised Signatory…………...

Date: December 17, 2014……………..

For and on behalf of

HSBC Bank plc

By: /s/Marion Murdoch……………..

Name: Marion Murdoch…………….

Title: Authorised Signatory………...

Date: December 17, 2014…………..

For and on behalf of

ETF Securities USA LLC, as sponsor of the Trust

By: /s/Graham Tuckwell……………..

Name: Graham Tuckwell…………….

Title: President and Chief Executive Officer

Date: December 17, 2014…………..

For and on behalf of

The Bank of New York Mellon, as trustee of the Trust

By: /s/Joseph F. Keenan………..

Name: Joseph F. Keenan……….

Title: Managing Director……...

Date: December 17, 2014……..

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